UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 22, 2005 (June 22, 2005)

                                Kaman Corporation
             (Exact name of registrant as specified in its charter)


                                   Connecticut
                 (State or other jurisdiction of incorporation)


           0-1093                                         06-0613548
    (Commission File Number)                              (IRS Employer
                                                       Identification No.)


            1332 Blue Hills Avenue,
            Bloomfield, Connecticut                              06002
    (Address of principal executive offices)                   (Zip Code)


                           (860) 243-7100 Registrant's
                      telephone number, including area code


                                 Not Applicable
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ X ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b)
       under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c)
       under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

                  Beginning on June 22, 2005, members of Kaman's senior management will be presenting to investors the information about Kaman described in the slides attached to this report as Exhibit 99.1. The slides set forth in Exhibit 99.1 are incorporated by reference herein and such slides may be presented to investors in the future in connection with management presentations concerning the Company, including the proposed recapitalization that the Company previously announced on June 7, 2005.

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 Slides from Kaman's presentation to investors made on June 22, 2005.

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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            KAMAN CORPORATION


                                            By:
                                                --------------------------------
                                                  Robert M. Garneau
                                                  Executive Vice President and
                                                  Chief Financial Officer


Dated: June 22, 2005

                               INDEX TO EXHIBITS


Exhibit 99.1 Slides from Kaman's presentation to investors made on June 22, 2005.